ALLIANCE
--------------------------------------------------------------------------------
                                VARIABLE PRODUCTS
--------------------------------------------------------------------------------
                                   SERIES FUND
--------------------------------------------------------------------------------
                                 NORTH AMERICAN
--------------------------------------------------------------------------------
                                GOVERNMENT INCOME
--------------------------------------------------------------------------------
                                    PORTFOLIO
--------------------------------------------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                           > Are Not FDIC Insured
                           > May Lose Value
                           > Are Not Bank Guaranteed
                          ---------------------------

NORTH AMERICAN
GOVERNMENT INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance North American Government Income Portfolio+ (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio invests in government securities denominated in local currency and U.S. dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                                                     3.59%
5 Years                                                                    7.66%
Since Inception (5/94)                                                     8.36%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio's performance is compared to the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and to the LB Intermediate Government Bond Index, which measures the performance of U.S. bonds in the one- to 10-year-maturity range. During the 12-month period ending December 31, 2001, the Portfolio underperformed both benchmarks, returning 3.59% versus 8.44% for LB Aggregate Bond Index and 8.68% for the LB Intermediate-Term Government Bond Index.

The Portfolio's former position in Argentina was the primary detractor from performance (Argentina is not represented within either of the benchmarks). Concerns over Argentina's ability to repay its public foreign debt and the lack of political will to implement fiscal and economic reform caused Argentine bond prices to decline. The strong U.S. dollar (the Argentine peso is pegged to the U.S. dollar), deficient labor reforms and a lack of competitive industries also had a negative impact on Argentine bonds.

Although we maintained a relatively low allocation to Canadian bonds, the Portfolio's Canadian position also detracted from performance, as Canadian government bonds lagged behind U.S. Treasuries during this period.

MARKET REVIEW

Led by the economic slowdown in the U.S., the global economy decelerated during the period. Reduced business investment and falling exports were the chief detractors from global growth while consumer spending was the primary contributor. The events of September 11 sent shock waves through global financial markets, undermining consumer and investor confidence, key ingredients that were required for global economic recovery. In an effort to restore confidence and provide liquidity in the markets, global central banks responded quickly by cutting interest rates, following the example set by the U.S. Federal Reserve.

In the U.S., restrained capital spending, inventory reductions, shrinking investments and weaker export performance significantly slowed the economy over the 12-month period. U.S. gross domestic product (GDP) dropped from 0.80% in the first half of 2001 to a revised -1.10% in the third quarter, ending a record period of economic expansion.

In an effort to stimulate the slowing economy, the U.S. Federal Reserve began aggressively lowering interest rates early in the period under review, and in late May, Congress passed a tax package designed to further stimulate the economy. The events of September 11 had a severe impact on consumer and investor confidence in the U.S., further weakening growth and triggering additional monetary and fiscal policy easing. The U.S. Federal Reserve cut interest rates 475 basis points this year to 1.75%, the lowest in four decades.

The Lehman Brothers U.S. Aggregate Bond Index, a standard measure of traditional U.S. bonds, returned 8.44% for the year. Among the sectors, investment-grade corporates returned 10.40%, benefiting from low interest rates, a steep yield curve and substantive market liquidity. U.S. Treasuries posted a return of 6.75%.

--------------------------------------------------------------------------------

+ The Portfolio will change its name to Americas Government Income Portfolio on May 1, 2002.

NORTH AMERICAN
GOVERNMENT INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

Performance weakened when the aggressive easing of monetary policy compelled investors to take on more credit risk, reducing the attraction of U.S. Treasuries. As economic recovery became uncertain, the appetite for risk declined, lifting returns on U.S. Treasury bonds.

Emerging-market debt was the poorest performing sector during the period, returning -0.79%. Although most emerging-market countries posted positive returns, the overall performance of the sector was significantly dampened by the negative performance of Argentina, which returned -66.85% for the year. Argentine bond prices fell due to growing concerns that the country would be unable to make its foreign debt payments. Economic officials determined that they would need to reduce debt interest payments by $3 to $4 billion a year in order to free up resources to restart the country's ailing economy, but were unable to agree on a budget. Violent protests due to economic hardship and rising unemployment led to the collapse of the government at the end of December. In an effort to end the civil unrest, the current president has halted the country's debt payments and ended the fixed exchange rate with the U.S. dollar, thus devaluing the currency.

Mexico posted a return of 14.21%, despite the negative impact made by a slowing U.S. economy. Mexican industries, such as tourism and exports, declined as a result of the drop in travel and strictness in border security. The industries most affected were electronics, textiles, chemicals and auto parts provided by Mexican plants to American car manufacturers. Falling global oil prices also had a negative impact.

Canada's economic growth declined over the 12-month period due to falling exports, inventory reductions, receding corporate profits and reduced consumer spending. Following the actions of the U.S. Federal Reserve, the Bank of Canada lowered interest rates from 5.75% at the beginning of the year to 2.25% by year-end, providing substantial monetary stimulus.

INVESTMENT STRATEGY

The Portfolio continues to be invested in Mexican, Canadian and U.S. Government debt. Due to growing concerns of a possible foreign debt default and devaluation of the Argentine peso, the Portfolio had entirely eliminated its Argentine holdings by the end of November. We increased the Portfolio's exposure to U.S. Government debt and have been gradually increasing the average duration of U.S. Treasury bonds, as slowing global growth has kept inflationary pressures well contained. We also increased the Portfolio's Mexican local currency position and extended duration as Mexico continued to integrate with the U.S. in economic terms, lessening currency volatility. We decreased the Portfolio's Canadian position as Canadian government bonds lagged behind U.S. Treasuries.

MARKET OUTLOOK

Accelerating liquidity, improving consumer confidence, a deceleration in the umemployment rate and signs of a turnaround in manufacturing activity point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with GDP reaching a 3.5% annualized pace by the fourth quarter. We believe the U.S. Federal Reserve's monetary policy will remain largely unchanged for the first half of the year; tighter policy is expected in the latter half of 2002. In this environment, interest rates will gradually trend higher, and the yield curve will flatten somewhat.

We expect growth to accelerate in all emerging market economies next year as the demand for imports increases in developed economies and global risk aversion begins to subside. The crisis in Argentina had muted effects on other emerging market countries, which we find to be an encouraging sign, as the countries within the asset class appear to be de-coupling.

The economic slowdown in the U.S. will continue to affect economic growth in Mexico, however, fiscal discipline remains intact and the budget deficit is likely to remain flat at 0.65%. The deep integration with the U.S. markets should lead to lower interest rates and better credit ratios in 2002, and we expect to see continued currency stability.

Like the Federal Reserve in the U.S., the Bank of Canada has provided significant monetary stimulus in an effort to boost consumer and business spending and to restore economic growth in 2002. The Bank of Canada continues its easing bias and has left the door open for further interest rate cuts. Inflation is expected to decline in 2002, supporting the decision to further reduce interest rates.

We appreciate your investment in Alliance North American Government Income Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Wayne Lyski

Wayne Lyski
Senior Vice President and Portfolio Manager

NORTH AMERICAN
GOVERNMENT INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

[The following was represented by a mountain chart in the printed material.]

North American Government Income Portfolio: $18,517
LB Aggregate Bond Index:                    $17,702
LB Intermediate Gov't Bond Index:           $16,861

                                                                Lehman Brothers
                         North American     Lehman Brothers      Intermediate
                           Government         Aggregate           Government
                           Portfolio          Bond Index          Bond Index
-------------------------------------------------------------------------------
     5/31/94*               $10,000             $10,000             $10,000
     12/31/94               $ 8,790             $10,077             $10,069
     12/31/95               $10,786             $11,938             $11,519
     12/31/96               $12,803             $12,372             $11,987
     12/31/97               $14,035             $13,566             $12,913
     12/31/98               $14,605             $14,755             $14,009
     12/31/99               $15,905             $14,623             $14,077
     12/31/00               $17,876             $16,323             $15,552
     12/31/01               $18,517             $17,702             $16,861


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index) is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

      The Lehman Brothers Intermediate Government Bond Index (LB Intermediate Gov't Bond Index) is composed of U.S. Government agency and Treasury Securities with maturities of one to 10 years.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 5/3/94

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

                                                 Principal
                                                   Amount
                                                    (000)           U.S. $ Value
--------------------------------------------------------------------------------

LONG-TERM INVESTMENTS-88.3%
CANADA-3.4%
GOVERNMENT/AGENCY
   OBLIGATIONS-3.4%
Government of Canada
   10.25%, 3/15/14 .......................     CA$        650        $   579,150
Province of British Columbia
   8.00%, 9/08/23 ........................                400            302,003
Province of Manitoba
   7.75%, 12/22/25 .......................                450            332,593
Province of Ontario
   6.10%, 12/02/11 .......................                300            193,759
Province of Saskatchewan
   9.60%, 2/04/22 ........................                400            347,121
                                                                     -----------
Total Canadian Securities
   (cost $1,722,856) .....................                             1,754,626
                                                                     -----------

MEXICO-23.7%
GOVERNMENT/AGENCY
   OBLIGATIONS-23.7%
Mexican Government Bonds
   10.50%, 7/14/11 .......................     MXP      3,740            401,932
   13.50%, 3/02/06 .......................             17,173          2,001,554
   14.00%, 9/02/04 .......................              5,885            694,379
   14.50%, 5/12/05 .......................             47,833          5,808,791
   16.00%, 1/23/03 .......................             18,012          2,080,482
Mexican Treasury Bills
   Zero coupon, 3/20/02 (a) ..............                939            100,357
Nacional Financiera SNC
   22.00%, 5/20/02 .......................              9,000          1,024,148
                                                                     -----------
Total Mexican Securities
   (cost $11,151,990) ....................                            12,111,643
                                                                     -----------

UNITED STATES-61.2%
FEDERAL/AGENCY
   OBLIGATIONS-0.1%
Government National
   Mortgage Association
   9.00%, 9/15/24 ........................     US$         32             34,660
                                                                     -----------
U.S. TREASURY
   SECURITIES-61.1%
U.S. Treasury Bonds
   5.375%, 2/15/31 .......................              9,475          9,337,329
   6.125%, 8/15/29 .......................              1,400          1,481,816
   8.125%, 8/15/19 .......................              2,000          2,525,320
U.S. Treasury Notes
   5.00%, 8/15/11 ........................              5,530          5,512,691
   5.625%, 5/15/08 .......................              6,800          7,124,088
U.S. Treasury Strips
   Zero coupon, 5/15/13  .................              3,500          1,838,410
   8.00%, 11/15/21 .......................              7,700          2,363,053
   9.25%, 2/15/16 ........................              2,500          1,090,225
                                                                     -----------
                                                                      31,272,932
                                                                     -----------
Total United States Securities
   (cost $31,542,668) ....................                            31,307,592
                                                                     -----------

Total Long-Term Investments
   (cost $44,417,514) ....................                            45,173,861
                                                                     -----------
SHORT-TERM
   INVESTMENT-8.8%
REPURCHASE
   AGREEMENT-8.8%
State Street Bank & Trust Co.
   1.70%, dated 12/31/01,
   due 1/02/02 in the
   amount of $4,500,425
   (collateralized by
   $4,685,000 FNMA,
   6.072%, 3/01/33,
   value $4,591,300)
   (cost $4,500,000) .....................              4,500          4,500,000
                                                                     -----------
TOTAL
   INVESTMENTS-97.1%
   (cost $48,917,514) ....................                            49,673,861
Other assets less
   liabilities-2.9% ......................                             1,471,691
                                                                     -----------

NET ASSETS-100% ..........................                           $51,145,552
                                                                     ===========

--------------------------------------------------------------------------------

(a)   Interest rate represents annualized yield to maturity at purchase date.

      Glossary:

      FNMA - Federal National Mortgage Association.

      See Notes to Financial Statements.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $48,917,514) ...........................    $ 49,673,861
   Cash .............................................................................          28,149
   Interest receivable ..............................................................         976,064
   Receivable for capital stock sold ................................................         524,399
                                                                                         ------------
   Total assets .....................................................................      51,202,473
                                                                                         ------------

LIABILITIES
   Advisory fee payable .............................................................          24,130
   Accrued expenses .................................................................          32,791
                                                                                         ------------
   Total liabilities ................................................................          56,921
                                                                                         ------------
NET ASSETS ..........................................................................    $ 51,145,552
                                                                                         ============

COMPOSITION OF NET ASSETS
   Capital stock, at par ............................................................    $      4,204
   Additional paid-in capital .......................................................      50,086,787
   Undistributed net investment income ..............................................       3,046,154
   Accumulated net realized loss on investment and foreign currency transactions ....      (2,751,560)
   Net unrealized appreciation of investments and foreign currency denominated assets
     and liabilities ................................................................         759,967
                                                                                         ------------
                                                                                         $ 51,145,552
                                                                                         ============

Class A Shares
   Net assets .......................................................................    $ 51,145,552
                                                                                         ============
   Shares of capital stock outstanding ..............................................       4,203,860
                                                                                         ============
   Net asset value per share ........................................................    $      12.17
                                                                                         ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ...................................................     $ 3,515,467
                                                                    -----------
EXPENSES
   Advisory fee ...............................................         275,292
   Custodian ..................................................          95,364
   Administrative .............................................          69,000
   Audit and legal ............................................          26,143
   Printing ...................................................          11,829
   Directors' fees ............................................           1,741
   Transfer agency ............................................             948
   Miscellaneous ..............................................           6,324
                                                                    -----------
   Total expenses .............................................         486,641
   Less: expenses waived and reimbursed (see Note B) ..........         (84,294)
                                                                    -----------
   Net expenses ...............................................         402,347
                                                                    -----------
   Net investment income ......................................       3,113,120
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ...............      (2,569,326)
   Net realized loss on foreign currency transactions .........         (71,001)
   Net change in unrealized appreciation/depreciation of:
     Investments ..............................................         713,317
     Foreign currency denominated assets and liabilities ......           4,017
                                                                    -----------
   Net loss on investment and foreign currency transactions ...      (1,922,993)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................     $ 1,190,127
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                Year Ended       Year Ended
                                                                               December 31,     December 31,
                                                                                   2001             2000
                                                                               ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..................................................    $  3,113,120     $  2,710,310
   Net realized gain (loss) on investment and foreign currency transactions      (2,640,327)         464,074
   Net change in unrealized appreciation/depreciation of investments and
     foreign currency denominated assets and liabilities ..................         717,334          492,688
                                                                               ------------     ------------
   Net increase in net assets from operations .............................       1,190,127        3,667,072
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ..............................................................      (2,671,875)      (2,266,836)
   Net realized gain on investments
     Class A ..............................................................        (381,696)        (436,838)
CAPITAL STOCK TRANSACTIONS
   Net increase ...........................................................      19,855,135        2,779,907
                                                                               ------------     ------------
   Total increase .........................................................      17,991,691        3,743,305
NET ASSETS
   Beginning of period ....................................................      33,153,861       29,410,556
                                                                               ------------     ------------
   End of period (including undistributed net investment income of
     $3,046,154 and $2,643,725, respectively) .............................    $ 51,145,552     $ 33,153,861
                                                                               ============     ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The North American Government Income Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc., (the "Fund"). The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P., considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2001, the Portfolio had only Class A shares outstanding.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and recognition of bond premium, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

8. Change in Accounting Principle

As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Portfolio. Prior to January 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $135,276 reduction in cost of investments and a corresponding $135,276 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $112,002, increase net unrealized appreciation of investments by $26,648, and decrease net realized loss on investment transactions by $85,354. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .65% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, such waivers/reimbursements amounted to $84,294.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $948 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                                          Alliance Variable Products Series Fund
================================================================================

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:

Stocks and debt obligations ............................            $18,119,522
U.S. government and agencies ...........................             28,776,854

Sales:

Stocks and debt obligations ............................            $ 9,945,690
U.S. government and agencies ...........................             10,119,008

At December 31, 2001, the cost of investments for federal income tax purposes was $49,079,438. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................            $ 1,217,622
Gross unrealized depreciation ..........................               (623,199)
                                                                    -----------

Net unrealized appreciation ............................            $   594,423
                                                                    ===========

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                       2001              2000
                                                    ==========        ==========

Distributions paid from:
   Ordinary income .........................        $2,701,236        $2,351,842
   Net long-term capital gains .............           352,335           351,832
                                                    ----------        ----------
Total taxable distributions ................         3,053,571         2,703,674
                                                    ----------        ----------
Total distributions paid ...................        $3,053,571        $2,703,674
                                                    ==========        ==========

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................         $ 3,277,588
Undistributed long-term capital gains ..................             242,581
                                                                 -----------
Accumulated earnings ...................................           3,520,169
Accumulated capital and other losses ...................          (3,063,651)(a)
Unrealized appreciation/(depreciation) .................             598,043 (b)
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $ 1,054,561
                                                                 ===========

(a) Net capital losses and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses and post October currency losses of $3,040,907 and $2,180, respectively. As of December 31, 2001, the Portfolio had deferred straddle losses of $20,564.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had no securities on loan. For the year ended December 31, 2001, the Portfolio received fee income of $2,676 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 500,000,000 Class A shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                               --------------------------------      ------------------------------
                                                           SHARES                                 AMOUNT
                                               --------------------------------      ------------------------------
                                               Year Ended           Year Ended         Year Ended        Year Ended
                                               December 31,        December 31,       December 31,      December 31,
                                                   2001                2000              2001               2000
                                               ============        ============      =============      ============
Class A
Shares sold ..............................        2,791,791            741,265       $  34,791,591      $  9,219,121
Shares issued in reinvestment of
   dividends and distributions ...........          242,732            229,904           3,053,571         2,703,674
Shares redeemed ..........................       (1,436,830)          (732,496)        (17,990,027)       (9,142,888)
                                               ------------        -----------       -------------      ------------
Net increase .............................        1,597,693            238,673       $  19,855,135      $  2,779,907
                                               ============        ===========       =============      ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    -----------------------------------------------------------
                                                                                              CLASS A
                                                                    -----------------------------------------------------------
                                                                                      Year Ended December 31,
                                                                    ===========================================================
                                                                    2001(a)        2000        1999         1998         1997
                                                                    =======      =======      =======      =======      =======
Net asset value, beginning of period .........................      $ 12.72      $ 12.42      $ 12.55      $ 12.97      $ 12.38

Income From Investment Operations
Net investment income (b)(c) .................................          .92         1.08         1.22         1.16         1.07
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions .........................         (.43)         .37         (.16)        (.65)         .10

Net increase in net asset value from operations ..............          .49         1.45         1.06          .51         1.17

Less: Dividends and Distributions
Dividends from net investment income .........................         (.91)        (.96)       (1.05)        (.82)        (.58)
Distributions from net realized gain on investments ..........         (.13)        (.19)        (.14)        (.11)          -0-

Total dividends and distributions ............................        (1.04)       (1.15)       (1.19)        (.93)        (.58)

Net asset value, end of period ...............................      $ 12.17      $ 12.72      $ 12.42      $ 12.55      $ 12.97

Total Return
Total investment return based on net asset value (d) .........         3.59%       12.39%        8.90%        4.07%        9.62%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................      $51,146      $33,154      $29,411      $32,059      $30,507
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ...............          .95%         .95%         .95%         .86%         .95%
   Expenses, before waivers and reimbursements ...............         1.15%        1.24%        1.20%        1.17%        1.04%
   Net investment income (b) .................................         7.35%        8.68%        9.91%        9.16%        8.34%
Portfolio turnover rate ......................................           57%           0%           6%           8%          20%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. For the year ended December 31, 2001, the effect of this change was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) on investments per share by $.04, and decrease the ratio of net investment income to average net assets from 7.61% to 7.35%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
North American Government Income Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the North American Government Income Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the North American Government Income Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ Ernst & Young LLP

New York, New York
February 12, 2002

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designated $352,335 as long-term capital gain distributions during the taxable year ended December 31, 2001.

NORTH AMERICAN
GOVERNMENT INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

NORTH AMERICAN
GOVERNMENT INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                  PORTFOLIOS
                                                                                    IN FUND           OTHER
   NAME, ADDRESS,                             PRINCIPAL                             COMPLEX       DIRECTORSHIPS
  AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and a             113              None
1345 Avenue of the Americas,     Director of ACMC, with which he has been
New York, NY 10105 (12)          associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and             88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the                               BP Amoco Corp.
Stamford, CT 06903 (10)          Equitable Life Assurance Society of the
                                 United States; Chairman and Chief
                                 Executive Officer of Evlico; a Director
                                 of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director
                                 of Ecolab Incorporated (specialty
                                 chemicals) and BP Amoco Corporation (oil
                                 and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December               94               None
P.O. Box 167,                    1994, Senior Vice President of ACMC
Spring Lake, New Jersey          responsible for mutual fund
07762 (12)                       administration. Prior to joining ACMC in
                                 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968.
                                 Prior to that, Senior Manager at Price
                                 Waterhouse & Co. Member of American
                                 Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the              91               None
P.O. Box 12,                     Board of Save Venice, Inc. (preservation
Annandale, New York              organization). Formerly a Senior Advisor
12504 (10)                       from June 1999 - June 2000 and President
                                 from December 1989 - May 1999 of
                                 Historic Hudson Valley (historic
                                 preservation). Previously, Director of
                                 the National Academy of Design. During
                                 1988-92, Director and Chairman of the
                                 Audit Committee of ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

NORTH AMERICAN
GOVERNMENT INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

                                                                                  PORTFOLIOS
                                                                                    IN FUND             OTHER
  NAME, ADDRESS,                              PRINCIPAL                             COMPLEX         DIRECTORSHIPS
  AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                       DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+ 69     Investment Adviser and an independent                110              None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill             91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,            103              None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

NORTH AMERICAN
GOVERNMENT INCOME PORTFOLIO               Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
        AND AGE                        WITH FUND                        DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------------------------
John D. Carifa, 56               Chairman & President         See biography above.

Kathleen A. Corbet, 42           Senior Vice President        Executive Vice President of ACMC, with which she has
                                                              been associated since prior to 1997.

Alfred L. Harrison, 64           Senior Vice President        Vice Chairman of ACMC, with which he has been
                                                              associated since prior to 1997.

Wayne D. Lyski, 60               Senior Vice President        Executive Vice President of ACMC, with which he has
                                                              been associated with since prior to 1997.

Edmund P. Bergan, Jr., 51        Secretary                    Senior Vice President and the General Counsel of
                                                              Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                              Global Investor Services Inc. ("AGIS"), with which he
                                                              has been associated since prior to 1997.

Mark D. Gersten, 51              Treasurer and Chief          Senior Vice President of AGIS, with which he has been
                                 Financial Officer            associated since prior to 1997.

Thomas R. Manley, 50             Controller                   Vice President of ACMC, with which he has been
                                                              associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)

                     (This page left intentionally blank.)